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                    SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549

                            -------------------

                                 FORM 8-K

                              CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

                     Date of Report: November 17, 1998
                     (Date of earliest event reported)

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                        FEDERAL EXPRESS CORPORATION
          (Exact name of registrant as specified in its charter)


                                 Delaware
                         (State of Incorporation)

            1-7806                            71-0427007
     (Commission File Number)           (IRS Employer Identification No.)


             2005 Corporate Avenue, Memphis, Tennessee  38132
                 (Address of principal executive offices)

    Registrant's Telephone Number, including area code: (901) 369-3600

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         The following documents are being filed in connection with, and incorporated by reference in, the Registrant's Registration Statement on Form S-3 No. 333-49411, which was declared effective on June 11, 1998.

Exhibit        Description of Exhibit
-------        ----------------------

1. Form of Trust Indenture and Security Agreement (Federal Express Corporation Trust No. N680FE), dated as of June 15, 1998, as amended and restated as of November 1, 1998, between State Street Bank and Trust Company of Connecticut, National Association (the "Owner Trustee") and First Security Bank, National Association (the "Indenture Trustee")

1.a            Form of Equipment Trust Certificate
               (included in Exhibit 1)

2. Form of Participation Agreement (Federal Express Corporation Trust No. N680FE), dated as of June 15, 1998, as amended and restated as of November 1, 1998, among Federal Express Corporation (the "Lessee"), debis Financial Services, Inc. (the "Owner Participant"), the Indenture Trustee, the Owner Trustee and First Security Bank, National Association (the "Pass Through Trustee" and the "Subordination Agent")

3. Form of Trust Agreement (Federal Express Corporation Trust No. N680FE), dated as of June 15, 1998, as amended and restated as of November 1, 1998, between the Owner Participant and the Owner Trustee

4. Form of Lease Agreement (Federal Express Corporation Trust No. N680FE), dated as of June 15, 1998, as amended and restated as of November 1, 1998, between the Owner Trustee, as Lessor, and the Lessee


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 FEDERAL EXPRESS CORPORATION


                                 By: /s/  MICHAEL W. HILLARD
                                     --------------------------------
                                     Michael W. Hillard
                                     Vice President and Controller
                                     (principal accounting officer)


Dated:  November 17, 1998

                               EXHIBIT INDEX
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Exhibit        Description of Exhibit
-------        ----------------------
1.             Form of Trust Indenture and Security Agreement (Federal
               Express Corporation Trust No. N680FE), dated as of June
               15, 1998, as amended and restated as of November 1, 1998, between State Street Bank and Trust Company of
               Connecticut, National Association (the "Owner Trustee") and First Security Bank, National Association (the
               "Indenture Trustee")

1.a            Form of Equipment Trust Certificate
               (included in Exhibit 1)

2. Form of Participation Agreement (Federal Express Corporation Trust No. N680FE), dated as of June 15, 1998, as amended and restated as of November 1, 1998, among Federal Express Corporation (the "Lessee"), debis Financial Services, Inc. (the "Owner Participant"), the Indenture Trustee, the Owner Trustee and First Security Bank, National Association (the "Pass Through Trustee" and the "Subordination Agent")

3. Form of Trust Agreement (Federal Express Corporation Trust No. N680FE), dated as of June 15, 1998, as amended and restated as of November 1, 1998, between the Owner Participant and the Owner Trustee

4. Form of Lease Agreement (Federal Express Corporation Trust No. N680FE), dated as of June 15, 1998, as amended and restated as of November 1, 1998, between the Owner Trustee, as Lessor, and the Lessee